UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported) January 31, 2005


                             TRIARC COMPANIES, INC.
                      --------------------------------------------------
                    (Exact name of registrant as specified in its charter)


               DELAWARE                 1-2207          38-0471180
               -----------------        --------------  --------------
               (State or other          (Commission     (I.R.S. Employer
               jurisdiction of          File No.)       Identification No.)
               incorporation of
               organization)

               280 Park Avenue
               New York, New York                          10017
               --------------------------                  -----------------
               (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:   (212) 451-3000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits.

        (c)  Exhibits.

        10.1 Form of Restricted Stock Agreement under Triarc's 2002 Equity Participation Plan.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIARC COMPANIES, INC.


                                             By:  /s/ STUART I. ROSEN
                                                  -----------------------------
                                                  Stuart I. Rosen
                                                  Senior Vice President
                                                  and Associate General Counsel


Dated:  January 31, 2005

                                  EXHIBIT INDEX

Exhibit               Description
10.1                  Form  of  Restricted   Stock   Agreement   under  Triarc's
                      2002  Equity Participation Plan.